                            SHARE EXCHANGE AGREEMENT


         THIS SHARE EXCHANGE AGREEMENT (the "Agreement"), dated July 31, 1998, is between Impact Investment Company, Ltd. located at Courthouse Plaza, Suite 500, 28 West Flager Street, Miami FL 33130-1891 ("Seller"), and EYEQ Networking, Inc., a Delaware corporation (hereinafter "EYEQ" or "Buyer"). Buyer desires to acquire from Seller, and Seller is willing to transfer to Buyer, upon the terms and conditions of this Agreement, that aggregate number of shares of common stock set forth under Seller's name on the signature page hereof, that Seller owns (the "JET Shares") in Jet Aviation Trading, Inc. a Florida corporation.

         1. Transfer by Seller. In exchange for the consideration set forth below, at Closing (as defined in paragraph 3), Seller will transfer and convey the JET Shares to Buyer, free and clear of all liabilities, security interests, liens, pledges, claims and encumbrances.

         2. Acquisition Price. The aggregate acquisition price for the JET Shares shall be one share of Common Stock $.001 par value per share, of Buyer, issued by the Buyer, for every one and two-thirds JET Shares transferred hereunder (the "EYEQ Shares"). The acquisition price will be equitably adjusted for any stock splits, reverse stock splits, stock combinations or recapitalizations of Buyer which occur after June 22, 1998 and prior to closing as set forth in Section 3 hereof.

         3. Closing.

                  3.1 Time and Place. The closing for the exchange (the "Closing") will be held at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP ("KHHBE"), located at 1401 Walnut Street, Philadelphia, Pennsylvania 19102-3163, on July 31, 1998 (the "Closing Date") or as soon as practicable after the satisfaction of the condition set forth in Section 8.1 hereof, provided that, if the Closing has not been completed by August 31, 1998, this Agreement will terminate and neither party will have any further obligations to the other except for any breach of its obligations hereunder.

                  3.2 Delivery by Seller. At the Closing, Seller will deliver to Buyer certificates representing the JET Shares, duly endorsed for transfer.

                  3.3 Delivery by Buyer. At the Closing, Buyer shall deliver to Seller a certificate representing the EYEQ Shares.

         4. Representations and Warranties by Seller. Seller represents and warrants to Buyer as follows:

                  4.1 Ownership and Power to Transfer. Seller is the lawful owner, of record and beneficially, of the JET Shares free and clear of all liabilities, security interests, liens, pledges, claims and encumbrances. Upon delivery of certificates representing the JET Shares as contemplated

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by this Agreement, Buyer will acquire good title to the JET Shares, free and clear of any liability, security interest, lien, pledge, claim or encumbrance of any nature whatsoever other than any restrictions on the transfer of the JET Shares required by the Securities Act of 1933, as amended (the "Securities Act").

                  4.2 Validity of the Agreement. This Agreement constitutes the legal, valid and binding agreement of Seller enforceable against Seller in accordance with its terms.

                  4.3 Absence of Litigation. There is no litigation, proceeding, claim or investigation pending or threatened, against or affecting the JET Shares, whether or not fully covered by insurance, nor is there any valid basis for any such litigation, proceeding, claim or investigation.

                  4.4 No Violation. Neither the execution or delivery of this Agreement by Seller, nor the performance by Seller of any of the transactions contemplated hereby (i) conflicts with, or constitutes a breach or default under
(a) any applicable judgment, order, writ, injunction or decree of any court or
(b) any applicable law or any applicable rule or regulation of any administrative agency or governmental or regulatory authority or (ii) violates, conflicts with, or constitutes a default (or an event or condition that, with notice or lapse of time or both, would constitute a default) under, any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Seller is a party or may be bound.

                  4.5 Additional Representations and Warranties. The Seller represents and warrants as follows, which representations and warranties shall be true and correct as of the date when made and as of the Closing Date as though made at that time:

                           (a) Seller is acquiring the EYEQ Shares for its own
account for investment purposes only and not with a view to the resale or distribution thereof.

                           (b) Seller has not and will not, directly or
indirectly, offer, sell, transfer, assign, exchange or otherwise dispose of all or any part of the EYEQ Shares, except in accordance with the provisions of this Agreement and the Securities Act. Seller understands that Buyer has no present intention of registering the resale of the EYEQ Shares other than as contemplated by Section 7 hereof.

                           (c) Seller is acquiring the EYEQ Shares without
having relied upon any offering literature or prospectus. Seller has such knowledge and experience in financial, business and tax matters that Seller is capable of evaluating the merits and risks relating to Seller's investment in the EYEQ Shares and making an investment decision with respect to Buyer.

                           (d) To the full satisfaction of Seller, Seller has
been given the opportunity to obtain information and documents relating to Buyer and to ask questions of and receive answers from representatives of Buyer concerning Buyer and the investment in the EYEQ Shares.


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                           (e) Seller has adequately analyzed the risks of an
investment in the EYEQ Shares and has determined that the EYEQ Shares are a suitable investment for Seller and that Seller is able at this time, and in the foreseeable future, to bear the economic risk of a total loss of its investment in Buyer.

                           (f) Seller is aware that there are substantial risks
attendant to an investment in the EYEQ Shares.

                           (g) Seller is an "accredited investor" as defined in
Rule 501 of Regulation D of the Securities Act ("Regulation D") as presently in effect and is purchasing the EYEQ Shares for its own account and the Seller, if an entity, has not been formed for the specific purpose of acquiring the EYEQ Shares.

                           (h) Seller understands that no United States federal
or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the EYEQ Shares.

                           (i) Seller understands that the EYEQ Shares are being
offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that Buyer is relying upon the truth and accuracy of, and Seller's compliance with, the representations, warranties, and agreements, of Seller set forth herein in order to determine the availability of such exemptions and the eligibility of Seller to acquire such EYEQ Shares.

                           (j) Seller is a resident of the jurisdiction set
forth under Seller's name on the signature page hereof.

         5. Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows, which representations and warranties shall be true and correct as of the date when made and as of the Closing Date as though made at that time:

                  5.1 Fees or Commissions. Buyer has not made any agreement or taken any action which might cause anyone to become entitled to a broker's fee or commission as a result of the transactions contemplated hereunder.

                  5.2 Validity of the Agreement. This Agreement constitutes the legal, valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms.

                  5.3 Absence of Litigation. There is no litigation, proceeding, claim or investigation pending or threatened, against or affecting the EYEQ Shares, whether or not fully covered by insurance, nor is there any valid basis for any such litigation, proceeding, claim or investigation.


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                  5.4 No Violation. Neither the execution or delivery of this
Agreement by Buyer, nor the performance by Buyer of any of the transactions contemplated hereby (i) conflicts with, or constitutes a breach or default under
(a) any applicable judgment, order, writ, injunction or decree of any court or
(b) any applicable law or any applicable rule or regulation of any administrative agency or governmental or regulatory authority or (ii) violates, conflicts with, or constitutes a default (or an event or condition that, with notice or lapse of time or both, would constitute a default) under, any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Buyer is a party or may be bound.

                  5.5 No General Solicitation. Buyer has not conducted any "general solicitations" as such term is defined in Regulation D, with respect to the EYEQ Shares being offered hereby.

         6. Indemnity.

                  6.1 Seller shall indemnify Buyer, and hold Buyer harmless from and against, any loss, liability, claim, obligation, damage or deficiency, including interest, penalties and reasonable attorneys fees and expenses (collectively "Damages") arising from any misrepresentation or breach of warranty made by Seller in this Agreement or any nonfulfillment by Seller of any obligation on the part of Seller set forth in this Agreement.

                  6.2 Buyer shall indemnify Seller and hold Seller harmless from and against any Damages arising from any misrepresentation or breach of warranty made by Buyer in this Agreement or any nonfulfillment by Buyer of any obligation on the part of Buyer set forth in this Agreement.

                  6.3 Any party which may be entitled to indemnification under this Agreement shall give prompt notice to the indemnifying party. The indemnifying party shall have the right, at its expense, to assume and direct the investigation and defense of any claim, action or proceeding, including the selection of counsel, provided any counsel selected by the indemnifying party is reasonably satisfactory to the indemnified party. No settlement for monetary payment which is the subject of indemnity under this Agreement shall be made without the consent of the indemnifying party and the indemnifying party shall have the right to direct proceedings with respect to such settlement. All amounts to which an indemnified party may be entitled hereunder shall be advanced by the indemnifying party as such amounts are incurred.

                  6.4 Remedies Cumulative. Except as expressly provided in this Agreement, the remedies provided herein shall be cumulative and shall not preclude assertion by any party hereto of any other rights or the seeking of any other remedies against any other party hereto.

         7. Registration Rights.

                  7.1 If, at any time after the Closing, Buyer proposes to register any of its shares of Common Stock under the Securities Act other than pursuant to a registration effected to implement an employee benefit plan or a transaction to which Rule 145 or any similar rule of the


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Securities and Exchange Commission under the Securities Act applies, whether or not for sale for its own account, Buyer shall give written notice thereof to the Sellers and upon written request of any Seller, given within 15 days after the receipt of any such written notice, Buyer will include in such registration statement any or all of the EYEQ Shares acquired pursuant to this Agreement then owned by such Seller; provided, however, that (i) the maximum number of shares to be sold shall not exceed the number which the managing underwriter, if any, considers, in good faith, to be appropriate based on market conditions and other relevant factors (including pricing); and (ii) if the total number of shares desired to be sold exceeds such amount, Buyer shall be entitled to include in such registration statement the full amount of shares that it desires to include, and the Sellers, together with any other shareholders who elect to participate in the offering, shall be entitled to sell up to any remaining amount of shares pro rata in proportion to the number of shares requested to be included therein.

                  7.2 Withdrawal of Shares. If the number of shares to be included in a registration statement pursuant to this Section 7 is reduced as provided in Section 7.1, any Seller that previously had elected to participate in such offering may withdraw its shares from such registration statement by giving written notice to such effect to Buyer at any time prior to the effective date thereof. At any time prior to such effective date, Buyer shall have the right to withdraw such registration statement for any reason whatsoever.

                  7.3 Information Regarding Sellers; Underwriting Arrangements.

                           (a) Each Seller participating in a registration
hereunder shall furnish to Buyer such information regarding such Seller and the distribution of such Seller's securities as Buyer may from time to time request in order to comply with the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder. Each Seller shall notify Buyer as promptly as practicable of any inaccuracy or change in information previously furnished by such Seller to Buyer or of the happening of any event as a result of which any prospectus relating to such registration contains an untrue statement of a material fact regarding such Seller or the distribution of such securities or omits to state any material fact regarding such Seller or the distribution of such securities required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall promptly furnish to Buyer any additional information required to correct or update any previously furnished information or required so that such prospectus shall not contain, with respect to such Seller or the distribution of such securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (b) Each Seller participating in a registration
hereunder shall, if requested by Buyer or the managing underwriter(s) in connection with such registration, (i) subject to Section 7.4 hereof, agree to sell its shares on the basis provided in any underwriting arrangements entered into in connection therewith and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents customary in similar offerings.

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                  7.4 Restrictions on Sales. Except in connection with any
registration under this Section 7, no Seller shall sell any shares of Common Stock of EYEQ or securities convertible into or exercisable for Common Stock of EYEQ for twelve (12) months following the Closing. In connection with any registration under this Section 7, no Seller shall sell any shares of Common Stock of EYEQ or securities convertible into or exercisable for Common Stock of EYEQ, except pursuant to such registration, for the period following the effective date of the applicable registration statement that the managing underwriter of the offering determines is necessary to effect the offering, which period shall not exceed 360 days.

                  7.5 Registration Rights Indemnification.

                           (a) Indemnification by Buyer. In connection with any
registration pursuant to this Section 7, Buyer shall indemnify, defend and hold harmless each Seller participating in such registration, each person who controls such Seller within the meaning of the Securities Act, and each of the partners, officers, directors, employees and agents of the foregoing in their respective capacities as such (the "Indemnitees"), to the full extent lawful, from and against all actions, suits, claims, proceedings, costs, damages, judgments, amounts paid in settlement and expenses (including, without limitation, reasonable attorneys' fees and disbursements), whether joint or several (collectively, a "Loss"), to which any such Indemnitee may become subject under the Securities Act or any other statute or common law, insofar as any such Loss may arise out of or be based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or in any filing made in connection with the qualification of the offering under blue sky or other securities laws of jurisdictions in which the Common Stock subject to registration rights are offered ("Blue Sky Filing"), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading and Buyer will reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending such Loss; provided, however, that such indemnification covenant shall not (i) apply to any Loss arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with written information furnished to Buyer by or on behalf of such Indemnitee for use in connection with preparation of the registration statement, any preliminary prospectus or final prospectus contained in the registration statement, any such amendment or supplement thereto or any Blue Sky Filing or (ii) inure to the benefit of any Indemnitee to the extent that any such Loss arises out of such Indemnitee's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the securities to such person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the transfer of such securities by any Indemnitee.


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                           (b) Indemnification by the Sellers. As a condition to
including any securities in any registration statement filed pursuant to this
Section 7, Buyer shall have received an undertaking satisfactory to it from the prospective seller of such securities to indemnify, defend and hold harmless (in the same manner and to the same extent as set forth in Section 7.5(a) of this
Section 7) Buyer, each director of Buyer, each officer of Buyer and each other person, if any, who controls Buyer within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement in, or omission or alleged omission from, such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein or any Blue Sky Filing, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Buyer by or on behalf of such seller for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, in no event shall the liability of any seller under this paragraph (b) exceed the net proceeds received by such seller (after the payment of underwriting discounts and commissions) from the sale of its securities pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Buyer or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

                           (c) Notices of Claims. Promptly after receipt by an
indemnified party of notice of the commencement of any action or proceeding involving a claim hereunder, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 7.5(c) unless the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that the indemnifying party may wish, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. In the event that the indemnifying party advises an indemnified party that it will contest a claim for indemnification hereunder, or fails, within 30 days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim with the consent of the indemnifying party, which consent shall not be unreasonably withheld. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party that relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and

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expense. If the indemnifying party does not assume such defense, the indemnified party shall keep the indemnifying party apprised at all times as is reasonably practicable as to the status of the defense. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the indemnified party (not to be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         8. Miscellaneous Terms and Conditions.

                  8.1 Acquisition of 50% of Jet Aviation Trading, Inc. The parties agree that Buyer's obligations under this Agreement are conditioned upon Buyer acquiring not less than 50% of the issued and outstanding shares of the capital stock of Jet Aviation Trading, Inc.

                  8.2 Other Transactions. Prior to Closing, Seller shall not, and shall not permit any party on Seller's behalf to, directly or indirectly, encourage, solicit, initiate or participate in discussions or negotiations with, or provide any information or assistance to, any corporation, partnership, person or other entity or group (other than Buyer and Buyer's representatives) concerning any merger, sale of securities, sale of substantial assets or similar transactions involving Jet Aviation Trading, Inc. or the Seller.

                  8.3 Confidentiality. Seller and Buyer shall hold, and shall cause their respective consultants and advisors to hold, in strict confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all documents and information concerning the other parties furnished to it by any other party or its representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information shall be shown to have been (a) previously known by the party to which it was furnished, (b) in the public domain through no fault of such party or (c) later lawfully acquired from other sources by the party to which it was furnished), and each party shall not release or disclose such information to any other person, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors in connection with the transactions contemplated by this Agreement. Each party shall be deemed to have satisfied its obligation to hold confidential information concerning or supplied by the other party if it exercises the same care as it takes to preserve confidentiality for its own similar information.

                  8.4 Execution of Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to each of the other parties hereto.


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                  8.5 Entire Agreement. This Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements and understandings heretofore made and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

                  8.6 Governing Law. This Agreement will be governed by the laws of the State of Delaware in the United States.

                  8.7 Notices. All notices and other communications between the parties shall be in writing and shall be deemed to have been given if mailed first-class, postage prepaid to the address set forth below or such other address as Seller or Buyer may give the other for such purpose:

                  If to Buyer:      EYEQ Networking, Inc.
                                    Two Penn Center Plaza
                                    Suite 605
                                    Philadelphia, PA 19102

                  If to Seller:     The address set forth on
                                    the signature page hereto.


                  With a copy to:

                                    Michael C. Forman, Esquire
                                    Klehr, Harrison, Harvey,
                                    Branzburg & Ellers LLP
                                    1401 Walnut Street
                                    Philadelphia, PA  19102

                  8.8 Further Assurances. Prior to and following the Closing, at the request of either party, the other party or parties shall deliver any further instruments of transfer and take all reasonable actions as may be necessary or appropriate to (i) effectuate the conveyance of the JET Shares and the EYEQ Shares as contemplated hereby and (ii) effectuate any of the other transactions contemplated by this Agreement.

                  8.9 Specific Performance. Seller and Buyer acknowledge that, in view of the uniqueness of the Company's business, Buyer would not have an adequate remedy at law for money damages in the event that this Agreement were not performed in accordance with its terms, and therefore agree that Buyer shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled, at law or in equity.

                  8.10 Participation of KHHBE. The Seller acknowledges that KHHBE has represented and continues to represent EYEQ with respect to the transactions contemplated by this Agreement, that KHHBE has not rendered any advice to Seller with respect to same, and that Seller


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has had the opportunity to seek advice of counsel with respect to the risks and merits of the transactions contemplated by this Agreement including, but not limited to, any federal or state tax consequences associated with the exchange of JET Shares for EYEQ Shares.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Agreement as of the date first written above.


SELLER:                                                       BUYER:

Impact Investment Company, Ltd.                      EYEQ NETWORKING, INC.


/s/ Harvey Rogers                                    By:   /s/ Steven B. Rosner
-----------------                                    ---------------------------
Address:                                             Name: Steven B. Rosner
Courthouse Plaza, Suite 500,                         Title: President
28 West Flager Street
Miami, FL 33130-1891



20,000
Shares of Jet Aviation Trading, Inc.
Common Stock



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